Exhibit 10.20

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Execution Version

PRODUCT SUPPLY AGREEMENT

This PRODUCT SUPPLY AGREEMENT (this “Agreement”) is entered into and effective as of November 1, 2011 (the “Effective Date”) by and between Annie’s Homegrown, Inc., a Delaware corporation with its principal offices located at 1610 Fifth Street, Berkeley, CA 94710 (“Annie’s”), and DairiConcepts, L.P., a Delaware limited partnership with its principal offices located at 3253 East Chestnut Expressway, Springfield, Missouri 65802 (“DC”) (each of Annie’s and DC, a “Party” and together the “Parties”).

RECITALS

WHEREAS, Philadelphia Macaroni Company, a Pennsylvania corporation with its principal offices located at 760 South 11th Street, Philadelphia, Pennsylvania 19147 (“PMC”), manufactures finished products (“FG”) for Annie’s, Inc. (formerly Homegrown Naturals, Inc.), the parent company of Annie’s (“Parent”), pursuant to a definitive agreement by and between PMC and Parent;

WHEREAS, Annie’s has identified select vendors from whom PMC may purchase ingredients for the FG and Annie’s has directed PMC to act as its agent (“Agent”), such agency expressly limited to purchasing ingredients for the FG on behalf of Annie’s;

WHEREAS, Annie’s desires to purchase, or have Agent or another designee (as may be identified by Annie’s in writing (each, including Agent, a “Designee”)) purchase, certain ingredients for the FG from DC, such ingredients being those set forth in the product list attached as Exhibit A to this Agreement as may be amended from time to time by the written agreement of the Parties (collectively, the “Products”);

WHEREAS, DC desires to provide and sell the Products to Annie’s or a Designee, including, without limitation, Agent pursuant to the terms of this Agreement;

WHEREAS, The Parties agree that DC shall sell the Products to Annie’s or a Designee only and shall not sell the Products to any other person or entity, unless approved in advance in writing by Annie’s;

NOW, THEREFORE, in consideration of the covenants, agreements and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are here by acknowledged, the Parties do hereby covenant, contract and agree as follows:

AGREEMENT

1. Services

DC agrees to provide the Products to Annie’s or a Designee in accordance with the policies, procedures, standards and specifications as provided in writing by DC to Annie’s (the “Specifications”) for approval of the Products for production, which Specifications have been agreed to by Annie’s and may only be subsequently amended in writing as mutually agreed by the Parties.

Confidential Treatment Requested

2. Term; Termination

This Agreement shall commence on the Effective Date, and shall continue thereafter in full force and effect for a period of seven (7) years commencing on the Effective Date and continuing through and including October 2018. This Agreement shall thereafter renew automatically thereafter for subsequent twelve (12) month periods, unless either Party provides written notice of non-renewal to the other party on the same terms as set forth in Section 2(b). This Agreement may be terminated:

(a) by either Party without notice in the event the other Party becomes insolvent or is the subject of a voluntary or involuntary bankruptcy petition;

(b) by either Party without Cause (as defined below) at any time on or after the date that is forty-eight (48) months past the Effective Date; provided, however, that either Party electing termination shall provide the other with prior written notice of not less than three hundred sixty (360) days specifying the date of termination.

(c) by either party for Cause immediately following the applicable cure period of forty-five (45) days except in the case of Force Majeure where a ninety (90) day cure period is applicable (see Section 13).

“Cause” means a Party’s failure to comply with any material term or condition of this Agreement after receipt of written notice detailing the alleged material breach and such breach remains uncured for a period of forty-five (45) days following the date of such notice.

Notwithstanding the foregoing, each of the Parties’ covenants, representations and warranties shall survive the termination of this Agreement as applicable to any Product sold by DC to Annie’s during the term of this Agreement. Upon termination by either Party, Annie’s shall pay to DC all amounts due for salable Products produced prior to the termination date and for unused raw materials remaining in accordance with Section 13 below.

3. Product Formulas

DC will utilize detailed recipes and/or formulas to manufacture the Products pursuant to this agreement (“Formulas”) which Formulas are delivered herewith and made part hereof. In consideration of Annie’s commitment to purchase the Products from DC and the additional consideration of [***] over and above the price for the Products, paid by Annie’s to DC in accordance with Section 11, DC conveys the Formulas to Annie’s on the Effective Date of this Agreement.

4. Payment for Product Formulas

Annie’s will pay for the Formulas as follows: (i) $[***] per pound of cheese powder purchased in each calendar year in which this Agreement is in effect in a cumulative total amount of not less than [***] per calendar year. Annie’s must pay not less than [***] per calendar year regardless of the pounds of cheese powder purchased. Annie’s may, but is not obligated, to pay sums in excess of such amount per calendar year toward the purchase price of the Formulas.

Confidential Information Redacted

Confidential Treatment Requested

Annie’s acknowledges that there may be ingredients in certain Products that are the intellectual property of parties not bound by this Agreement and/or subject to contractual restrictions concerning disclosure or transfer, which ingredients are noted on Exhibit B. If DC terminates without Cause, or Annie’s terminates for Cause, and the Formulas conveyed include the intellectual property of others that DC is not authorized to disclose or transfer, DC will (i) use commercially reasonable efforts to provide such ingredients to Annie’s at DC’s cost for a period of 1 year and (ii) will identify and use commercially reasonable efforts to provide commercially available alternative ingredients to the proprietary ingredients listed on Exhibit B. Notwithstanding the foregoing, during the term of this Agreement, Annie’s may purchase such proprietary ingredients from DC at DC’s cost for its own future use.

Annie’s will complete payment for the Formulas upon termination of this Agreement or prior to completion of the Initial Term, whichever is sooner, in accordance with this Agreement. Annie’s will make a final payment for all remaining amounts due for the Formulas no later than the completion of the Initial Term.

In the event Annie’s elects to terminate this Agreement without Cause prior to the completion of the Initial Term Annie’s will pay, in addition to the [***] purchase price, [***] on the effective date of termination, for a total amount of [***]. In the event Annie’s terminates this Agreement without Cause all amounts remaining due and owing for the Formulas will accelerate and be immediately due and payable in addition to all other remedies available to DC.

In the event DC terminates this Agreement without Cause prior to the completion of the Initial Term, DC agrees that the amount paid by Annie’s on the effective date of termination is satisfactory consideration for the Formulas in addition to all other remedies available to Annie’s.

In the event DC terminates with Cause all amounts of the [***] purchase price for the Formulas remaining unpaid will accelerate and be immediately due and payable in addition to all other remedies available to DC.

In the event Annie’s terminates with Cause, DC agrees that the amount paid by Annie’s on the effective date of termination is satisfactory consideration for the Formulas in addition to all other remedies available to Annie’s.

In the event that Annie’s sells the Formulas to any third party at any time, all amounts of the [***] purchase price for the Formulas remaining unpaid will accelerate and be immediately due and payable to DC.

Any new Formulas created for Annie’s after the Effective Date will not be included in the payment formula described above and will be created at a cost mutually acceptable to both Parties. Such new Formulas will be the exclusive property of Annie’s.

5. Exclusivity and Confidentialit

(a) During the term of this Agreement, Annie’s grants a limited license to DC to manufacture the Products based on the Formulas and agrees that it shall purchase or cause the purchase of the Products exclusively from DC.

Confidential Information Redacted

Confidential Treatment Requested

(b) DC acknowledges and agrees that the Formulas are the property of Annie’s, that DC shall sell the Products to Annie’s or a Designee exclusively, and that the Products may not be sold to any other party without the prior written consent of Annie’s. For the avoidance of doubt, Annie’s acknowledges and agrees that DC shall not be prohibited from selling products similar to the Products so long as such products are not produced in accordance with the Formulas.

(c) DC represents to the best of its knowledge neither the Formulas nor any products produced in accordance with the Formulas have been disclosed, made available, provided or sold to any other party at any time.

(d) DC represents to the best of its knowledge DC employees who had access to, or knowledge of, the Formulas have signed a confidentiality agreement requiring that Formulas and processes of DC are to be confidential.

(e) DC represents and warrants that each DC employee, consultant, contractor and agent that manufactures the Products or works with the Formulas has signed, or will sign upon the Effective Date of this Agreement, a confidentiality agreement providing that processes, Formulas and composition of DC products (including the Formulas) are trade secrets and are confidential.

(f) DC covenants and agrees to protect the Formulas by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the Formulas, including by its employees, contractors, consultants and agents, as DC uses to protect its own confidential or proprietary information of a like nature. DC further covenants and agrees to limit the use of and access to the Formulas to its employees, contractors, consultants and agents (1) who need to know such Formulas to perform DC’s obligations under this Agreement, (b) who have been informed of the confidential nature of the Formulas, and (c) who shall be similarly bound in writing to protect the confidentiality of the Formulas.

(g) Notwithstanding anything to the contrary, each of Section 5(b), 5(c) 5(d) and 5(e) shall survive the termination of this Agreement.

6. Quality Standards; Compliance with Applicable Law and the Specifications; Certifications

(a) All Products and Product supplies, including raw materials, ingredients, processing aids, incidental additives, and packaging materials, (i) shall be manufactured, packaged, stored, and shipped under sanitary conditions and in strict compliance with all federal, state and local laws, rules, regulations and guidelines (including all applicable current Good Manufacturing Practices, including those set forth in 21 C.F.R. Section 110, et. seq., and any other applicable Food and Drug Administration, United States Department of Agriculture and Food Safety Inspection Service guidelines and regulations, including applicable standards of identity appearing in Food and Drug Administration and USDA regulations), (ii) shall comply with the Specifications and terms of this Agreement, (iii) shall be manufactured, packaged, stored, and shipped in accordance with the Specifications and (iv) as of the delivery date, shall be wholesome, merchantable, fit for their intended purpose and fit for human consumption. All finished Product shall be adequate for normal shipping and storage. If any of DC facilities,

Confidential Treatment Requested

processes, inventories or equipment are in an unsanitary condition or do not otherwise comply with applicable federal, state, or local laws, rules and regulations or with the terms and conditions of this Agreement, the Specifications or the process requirements, DC shall promptly take such action as will correct the deficiencies and bring such facilities, processes, inventories and equipment into compliance with applicable laws, rules and regulations and with the terms and conditions of this Agreement and shall immediately notify Annie’s of such corrective action. Specifically, and not in limitation of the foregoing, DC warrants and guarantees that it shall conduct all of its business activities in full compliance with the United States Federal Food, Drug and Cosmetic Act, as amended (the “Act”), and all applicable federal, state and local laws, rules, regulations and guidelines. Furthermore, DC warrants that all Products that are produced or packaged for Annie’s, and all packaging and other materials that come in contact with such Products while in the control of DC, will not, at the time of shipment to Annie’s, any of its agents or any consignee be adulterated, contaminated or misbranded within the meaning of the Act or any other federal, state or local law, rule or regulation, and that such Products, packaging and other materials will not constitute articles prohibited from introduction into interstate commerce under the provisions of Sections 301, 402, 403, 404, 405, 409 or 505 of the Act, and DC also specifically warrants that it will register and fully comply with all applicable requirements under the Bioterrorism Act, Pub. L. No. 107-188 and the Food and Drug Administration’s implementing regulations. Nothing in this Section 4(a) shall impose on DC any obligation or liability resulting solely from Product labeling specified by Annie’s.

(b) At all times during the term of this Agreement, DC will comply with the Federal Organic Foods Production Act and applicable federal, state, and local laws, regulations, rules, and guidelines and will maintain organic certification with respect to the Products by a certification bureau or agency mutually agreed upon by Annie’s and DC.

(c) DC shall produce and package the Products at its facility(ies) as set forth on Exhibit C (“Authorized Facilities”). DC represents and warrants that only DC shall operate the facility(ies) and all processing equipment located in such facility(ies). DC agrees to provide Annie’s with 60 days’ prior written notice of any change in the production facility used to produce any of the Products, during which sixty-day period Annie’s shall have the right to audit the Facilities and to either affirm or rescind DC’s proposed change. Annie’s approval of new production facilities shall not be unreasonably withheld or delayed.

7. Limitation of Warranty

THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE WARRANTIES GIVEN BY DC WITH RESPECT TO THE PRODUCTS.

8. Inspection Rights

On reasonable prior written notice, Annie’s or its authorized representative (including, without limitation, Agent) shall have access during normal business hours to DC’s facilities to review, evaluate and inspect DC’s policies and procedures, facilities, storage, handling and manufacturing operations with respect to the Products and DC’s adherence to the Specifications, quality standards, requirements and applicable laws and regulations. Notwithstanding the foregoing, Annie’s shall only have access to those portions of the DC facilities and/or books and records of DC that are related to the production of Products hereunder.

Confidential Treatment Requested

9. Rejection of Products

The parties agree that:

(a) Annie’s or a Designee, as the case may be, may reject and refuse to pay for Products that (i) do not fully comply with the Specifications or were not manufactured in accordance with the Specifications, (ii) have been damaged during storage or handling prior to being shipped from DC’s facility(ies) or (iii) are not in compliance with the other terms and conditions of this Agreement (“Properly Rejected Product”).

(b) If DC has received payment for Properly Rejected Products, Annie’s shall provide DC a statement which includes substantiating documentation, for the cost of such Properly Rejected Products and for any freight, handling or other reasonable disposition costs or expenses incurred by Annie’s in connection with such Properly Rejected Products, and Annie’s shall receive credit from DC within thirty (30) days of such invoice.

(c) Annie’s or a Designee, as the case may be, may reject and refuse to pay for Products that have been produced and packaged during a particular production run if quality assurance samples from that production run do not conform to the Specifications or were not manufactured in accordance with the Specifications or are otherwise not in compliance with the terms and conditions of this Agreement. Following return of the rejected Products to DC, if the Parties mutually agree that such rejection of Products by Annie’s or a Designee was unwarranted, Annie’s shall reimburse DC for the reasonable and documented costs incurred by DC for transportation of such rejected Products to DC and inspection and testing thereof.

10. Product Recalls

In the event that Annie’s conducts any recall, Annie’s shall coordinate, control, and make all decisions with respect to such recall and DC shall cooperate with Annie’s in connection therewith and provide such assistance and documentation as may be reasonably requested by Annie’s. In the event a recall is directly caused due to defects in Product(s) supplied by DC, which defects were not caused by a party or parties other than DC after the Product(s) left DC’s control, all costs and expenses directly attributable to DC Product(s) shall be borne by DC. Each Party shall keep the other fully and promptly informed of any notification, event or other information, whether received directly or indirectly, which might affect the marketability or safety of the Products, or might result in a recall of the Products requested by any Governmental Authority.

11. Price

The price to be paid by Annie’s to DC for the Products shall be agreed upon by the parties annually so long as the Agreement is in effect. The parties will reach agreement on pricing no later than April 1 of each respective year.

Confidential Treatment Requested

DC will provide to Annie’s quarterly, DC’s costs for non-fat dry milk (“NFDM”), cheese, whey, and butter which are used for production of the Products (“Ingredient Costs”), the Parties shall, on a quarterly basis, review and reconcile the Ingredient Costs and usage to forecast costs used to price Products. Each Party agrees that such variances uncovered through the reconciliation for the Ingredient Costs shall be properly and promptly accounted for and reimbursed (either to DC or Annie’s as appropriate) through a payment to be made 30 days after the year end reconciliation is presented to Annie’s for the immediately preceding year.

DC will use commercially reasonable efforts and processes and investigate and propose to Annie’s appropriate changes in the Formulas in an effort to achieve cost savings for Annie’s. Any cost savings actually realized following such efforts will be divided evenly between DC and Annie’s. Notwithstanding the foregoing, all Formula changes must be approved by Annie’s in advance in writing, which approval shall not be unreasonably withheld. On the implementation of any approved change in any Formula, DC shall update and deliver to Annie’s an amendment to this Agreement for the revised Exhibit D (price schedule) in accordance with Section 21. Such transparent pricing model remains the property of DC, and shall be maintained as confidential by Annie’s.

12. Payment Terms

Terms of payment are [***] days from the date of invoice

13. Raw Materials

At the request and direction of Annie’s, DC shall be responsible for ordering, purchasing, and/or having delivered or providing to the Authorized Facilities all raw materials, ingredients and/or packaging used in the production of Products. All such raw materials, ingredients and/or packaging shall be ordered and purchased by DC from vendors approved by Annie’s. These materials may include commodity risk instruments such as futures. Any commodity risk instruments and account purchased on behalf of Annie’s will be executed only with prior written approval of Annie’s. Any financial impact, positive or negative, of any associated commodity risk instrument and position will be the sole responsibility and obligation of [***].

Except in the case of DC’s termination without Cause, in the event of termination of this Agreement, Annie’s or a Designee shall (a) remove all Product from the manufacturing facility within sixty (60) days of such termination; and (b) reimburse DC for the cost of any raw materials at the manufacturing facility that were purchased by and delivered to DC for manufacturing the Products and are saleable, unadulterated and unused in whole or in part, net of any financial impact from any authorized commodity risk instruments or positions. DC acknowledges and agrees Annie’s shall only be responsible to the extent Annie’s authorized the purchase of such raw materials in connection with the Forecast (as defined below) and, at Annie’s request, to use commercially reasonable efforts to use such excess raw materials and reassign ownership to the extent possible at a mutually agreed on price.

Confidential Information Redacted

Confidential Treatment Requested

14. Finished Goods Inventory

Annie’s or its Designee shall provide DC with a [***] week rolling forecast each month during the term of this Agreement for Products (“Forecast”). Based on the Forecast, DC agrees to maintain sufficient inventory to avoid out of stock conditions of Products for Annie’s. In no event shall DC, without prior written authorization from Annie’s, exceed a level of Products inventory, on-hand or ordered exclusively for Annie’s, that, pursuant to the Forecast, would be used within sixty (60) days of FG production. If mutually agreed in writing in advance by both Parties, individual raw material inventories on hand, may exceed the sixty (60) day limit due to supplier minimum order requirements. In connection with the requirements of this Section 14, in the event that this Agreement is terminated by Annie’s with or without Cause pursuant to Sections 2(b) or (c), subject to each Party’s obligation to mitigate costs following a termination of this Agreement, Annie’s shall purchase all saleable Product acquired or produced in accordance with this Agreement in inventory as of the date of termination. At Annie’s sole option, Annie’s shall (a) for its exclusive use, purchase the raw material inventory acquired in accordance with this Agreement at DC’s actual cost; or (b) direct that such raw material inventory shall be converted into FG, unless, for each of (a) and (b), alternate disposition or other cost mitigating steps are identified, commercially reasonable and mutually agreed to in advance in writing by both Parties. Each Party agrees to use commercially reasonable efforts to mitigate the amount of each Party’s costs and/or fees under this Section 14 pursuant to a termination.

For so long as this Agreement is in effect, in the event of Annie’s failure to purchase any Product within [***] days of its completed manufacture; DairiConcepts shall be entitled to invoice Annie’s, and Annie’s agrees to pay DairiConcepts a sum equal to the [***] upon demand for all actual Inventory.

The Parties further agree, in good faith, to negotiate additional terms and conditions related to new material and furnished goods inventory.

15. Indemnification

(a) Indemnification of Annie’s. DC shall indemnify and hold Annie’s and its respective directors, officers, employees, agents and affiliates harmless from and against any and all liability, loss or damage, cost or expense (including court costs and reasonable attorneys’ fees), of whatever nature and by whomever asserted, arising out of, resulting from or in any way connected with (1) a breach of DC’s obligations under this Agreement, including, but not limited to, a breach of DC’s representations, warranties or covenants set forth in Section 5 and Section 6 of this Agreement, or for injuries (including, but not limited to, bodily injury, death or dismemberment) or other economic damages resulting from DC’s or its agents’ negligence or willful misconduct, (ii) complaints, demands, claims or legal actions alleging patent infringement, violations of any patent rights or unfair competition in connection with DC’s performance of any obligations under this Agreement and (iii) complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Products produced, packaged, stored or shipped by DC; provided, however, that DC shall not be responsible for, and shall not be required to provide indemnification against, any liability for illness, injury, death or damage attributable to defects in Products that independent investigation discloses originated solely after the Products left the custody and control of DC and was not attributable to any act or omission of DC prior to such Products leaving such custody and control.

Confidential Information Redacted

Confidential Treatment Requested

(b) Process for Claims. DC shall assume full responsibility for, and the expense of, investigation, defense, legal fees, settlement and payment of all indemnifiable complaints, demands, claims and legal actions contemplated by Section 11(a); provided, however, that Annie’s may, at its expense, participate in any legal action through counsel of its own choice. Annie’s shall promptly notify DC of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof. DC will not consummate any settlement pertaining to its indemnification obligations under this Agreement without the prior written consent of Annie’s, which will not be unreasonably withheld or delayed.

(c) Indemnification of DC. Annie’s shall indemnify and hold DC and its respective directors, officers, employees and affiliates harmless from and against any and all liability, loss or damage, cost or expense (including court costs and reasonable attorneys’ fees), of whatever nature and by whomever asserted, arising out of, resulting from or in any way connected with (i) a breach of Annie’s obligations under this Agreement, including, but not limited to, a breach of Annie’s representations, warranties or covenants or for injuries (including, but not limited to, bodily injury, death or dismemberment) or other economic damages resulting from Annie’s or its agents’ negligence or willful misconduct and (ii) complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Products produced, packaged, stored or shipped by DC; provided, however, that Annie’s shall not be responsible for, and shall not be required to provide indemnification against, any liability for illness, injury, death or damage attributable to defects in Products that independent investigation discloses originated solely before the Products left the custody and control of DC and was not attributable to any act or omission of Annie’s prior to such Products leaving such custody and control.

(d) Process for Claims. Annie’s shall assume full responsibility for, and the expense of, investigation, defense, legal fees, settlement and payment of all indemnifiable complaints, demands, claims and legal actions contemplated by Section 11(c); provided, however, that DC may, at its expense, participate in any legal action through counsel of its own choice. Annie’s shall promptly notify DC of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof. Annie’s will not consummate any settlement pertaining to its indemnification obligations under this Agreement without the prior written consent of DC, which will not be unreasonably withheld or delayed.

16. Limitation of Liability

NO PARTY WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR LOST PROFIT DAMAGES, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT APPLY TO ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR LOST PROFIT DAMAGES RELATED TO, ARISING FROM OR IN CONNECTION WITH ANY CLAIM, DEMAND, DAMAGE, LIABILITY, LOSS, COST, OR EXPENSE (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS’ FEES) RELATED TO HEALTH, SAFETY, PRODUCT ADULTERATION, PERSONAL INJURY OR DEATH.

Confidential Treatment Requested

IN THE EVENT OF A MATERIAL BREACH OF DC’S CONFIDENTIALITY OBLIGATIONS, DC’S MAXIMUM LIABILITY, REGARDLESS OF THE NUMBER OF CLAIMS, IS LIMITED TO A TOTAL AMOUNT OF NOT MORE THAN THE AMOUNT PAID TO DC FOR THE FORMULAS, THE ACTUAL COSTS ASSOCIATED WITH REFORMULATION, IF ANY, AND THE ACTUAL COSTS DIRECTLY INCURRED BY ANNIE’S AS A RESULT OF A MATERIAL BREACH. ANNIE’S MAY ONLY ASSERT A CLAIM FOR BREACH OF CONFIDENTIALITY DURING THE TERM OF THIS AGREEMENT AND FOR TWO YEARS AFTER TERMINATION OF THIS AGREEMENT.

17. Insurance

DC shall maintain commercial general liability insurance (including products liability and contractual liability), with limits of not less than $[***] combined single limit, for bodily injury or death to any person or persons and loss or damage to any property. Such insurance shall be written by an insurance carrier reasonably acceptable to Annie’s, and shall name Annie’s as an additional insured. The terms and conditions of such insurance shall not be materially changed, altered (unless to increase coverage) or canceled until ten (10) days after termination or cancellation of this Agreement. A certificate of such insurance coverage shall be furnished to Annie’s (a) upon execution of this Agreement, (b) on each anniversary date of the execution of this Agreement and (c) at any time upon request by Annie’s.

18. Force Majeur

Neither Party will be liable to the other for failure to fulfill obligations hereunder of such failure is due to causes beyond control, including, without limitation, acts of God, earthquake, fire, flood, embargo, catastrophe, sabotage, utility or transmission failure, governmental prohibitions or regulations, national emergencies, insurrection, riots or wars or viruses which did not result from the acts or omissions of such Party, its employee or agents; strikes, work stoppages or other labor difficulties, unavailability or delays in transportation, default of suppliers (“Force Majeure Event”). The time for any performance required hereunder will be extended by the delay incurred as a result of such Force Majeure Event. In the event that such Force Majeure Event continues for a period of (ninety) 90 days, then either party may terminate this Agreement. If DC determines that its ability to supply the total demand for the Products or to obtain the material used directly or indirectly in the manufacture of the Products is indeed, limited or made impracticable due to causes set forth here, DC may allocate its available supply of the Products or inventory on such basis as DC determines is equitable, which determination shall result in no less than a pro rata distribution of material used to manufacture the Products based on consumption of such materials during the six (6) months immediately preceding the Force Majeure Event.

19. No Waiver

Any failure by either party to notify the other party of a violation, default or breach of this Agreement, or to terminate this Agreement on account thereof, shall not constitute a waiver of such violation, default or breach or a consent, acquiescence or waiver of any later violation, default or breach, whether of the same or of a different character.

Confidential Information Redacted

Confidential Treatment Requested

20. Severability; Governing Law; Jurisdiction; Venue

In the event that any provision of this Agreement is declared invalid or contrary to any law, rule, regulation or public policy of the United States or any state, all of the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this agreement shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provision shall be reformed to the minimum degree that would render it enforceable. This Agreement shall be governed by, and any dispute arising hereunder shall be determined in accordance with, the laws of State of New York, without giving effect to the conflict of laws principles thereof. The Parties hereto irrevocably and exclusively submit to the jurisdiction and venue of the state and federal courts sitting in New York, New York.

21. Notices

Any notice or other communication required or permitted to be given pursuant to this Agreement shall be deemed to have been sufficiently given if in writing and either delivered against receipt or sent by registered or certified mail or internationally recognized carrier (including but not limited to FedEx and UPS) addressed as indicated below; such notice, if mailed, shall be deemed completed on the third (3”‘) day following the deposit thereof in the United States mail:

(i) If to Annie’s:	Annie’s Homegrown, Inc. Attn: John Foraker, President 1610 Fifth Street Berkeley, California 94710 Phone: (510) 558-7500 Fax: (510) 295-2875

With a copy to:	K&L Gates LLP Attn: Stephen L. Palmer, Esq. One Lincoln Street Boston, Massachusetts 02111 Phone: (617) 951-9211 Fax: (617) 951-9019

(ii) If to DC:	DairiConcepts, L.P. Attn: Kris Clements 3253 E. Chestnut Expressway Springfield, Missouri 65802 Phone: (417) 829-3444 Fax: (417) 829-3445

With a copy to:	Dairy Farmers of America, Inc. Attn: Alex B. Bachelor 10220 N. Ambassador Drive Kansas City, Missouri 64153 Phone: (816) 801-6455 Fax: (816) 801-6593

Confidential Treatment Requested

Either party may, by notice as aforesaid, designate a different address or addresses for notices or other communications intended for it.

22. Assignment.

This Agreement shall be binding upon and be for the benefit of the Parties and their legal representatives, successors, and assigns. Neither Party may assign this Agreement without the prior written consent of the other Party; provided, that notwithstanding the foregoing, either Party may assign this Agreement without such consent to the purchaser of all or substantially all of such Party’s business and assets, and may otherwise assign this Agreement by operation of law to any successor of such Party due to merger or reorganization.

23. Entire Agreement; Amendments.

This Agreement constitutes the entire understanding between the parties relating to Products and supersedes and cancels any and all previous contracts or agreements between the parties with respect to any Product. This Agreement may not be altered, amended or modified except by a written instrument executed by duly authorized officers of Annie’s and DC.

24. No Agency Relationship.

Nothing contained in this Agreement and no activity by either party in the performance hereof shall constitute, create, or be deemed to constitute or create between either party, or between or among either party and any of its officers, directors, employees, an agency or representative relationship or a partnership, joint venture or association, nor shall this Agreement or any activity by either party hereunder create or be deemed to create any express or implied right, power or authority of either party to enter into any agreement or commitment, or to incur any liability or obligation, on behalf of the other party; it being understood and agreed that each party is and shall remain an independent contractor with respect to the other.

25. Headings; Exhibits.

The headings herein are inserted for convenience only and shall not be deemed to have any substantive meaning. The Exhibits attached to this Agreement are incorporated herein by reference and made a part of this Agreement.

26. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

Confidential Treatment Requested

27. Annie’s Designee.

Annie’s designation of PMC, or such other Designee it selects, for purposes of fulfilling certain of Annie’s obligations under this Agreement shall not relieve Annie’s of its obligations to DC under this Agreement in any way.

Signature Page Follows

Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

DAIRICONCEPTS, L.P		ANNIE’S HOMEGROWN, INC

By:	/s/ Kris Clements	By:	/s/ John Foraker
Name:	Kris Clements	Name:	John Foraker
Its:	V.P. Business Development	Its:	CEO

Confidential Treatment Requested

Exhibit A

Product:	Product Code	Description	Package Size
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

ANNIE’S HOMEGROWN INC.		DAIRICONCEPTS, LP

By:	/s/ John Foraker	By:	/s/ Kris Clements
Title:	CEO	Title:	V.P. Business Development
Date:	11/28/11	Date:	Nov/20/2011

Confidential Information Redacted

Confidential Treatment Requested

Exhibit B

Proprietary Ingredients

INGREDIENT NAME	DC INGREDIENT #
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

ANNIE’S HOMEGROWN INC.		DAIRICONCEPTS, LP

By:	/s/ John Foraker	By:	/s/ Kris Clements
Title:	CEO	Title:	V.P. Business Development
Date:	11/28/11	Date:	Nov/28/11

Confidential Information Redacted

2

Confidential Treatment Requested

Exhibit C

Authorized Facilities

[***]

[***]

[***]

[***]

ANNIE’S HOMEGROWN INC.		DAIRICONCEPTS, LP

By:	/s/ John Foraker	By:	/s/ Kris Clements
Title:	CEO	Title:	V.P. Business Development
Date:	11/28/11	Date:	Nov/28/11

Confidential Information Redacted

3

Confidential Treatment Requested

Exhibit D

Pricing

Product #	Alt. #		Delivered Price	Delivered rBST- free Price		Pricing Term
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	[***]		N/A	April 1, 2011 to March 31, 2012

Confidential Information Redacted

1

Confidential Treatment Requested

[***]	[***]	[***]	N/A	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	$ [***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	$ [***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	$ [***]	$	[***]	April 1, 2011 to March 31, 2012

Product #	Alt. #		FOB Price	FOB rBST-free Price		Pricing Term
[***]	[***]	[***]	$ [***]	$	[***]	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	$ [***]		N/A	April 1, 2011 to March 31, 2012
[***]	[***]	[***]	$ [***]		N/A	April 1, 2011 to March 31, 2012

ANNIE’S HOMEGROWN INC.		DAIRICONCEPTS, LP

By:	/s/ John Foraker	By:	/s/ Kris Clements
Title:	John Foraker	Title:	Kris Clements
Date:	11/28/11	Date:	Nov/28/11

Confidential Information Redacted

2

Confidential Treatment Requested